Loss per share	12 Months Ended
Dec. 31, 2024
Loss Per Share
Loss per share

8       Loss per share

	2024 £’000	2023 £’000	2022 £’000
Numerator
Loss used in basic EPS and diluted EPS:
Continuing operations	(5,729)	(7,079)	(7,656)
Denominator
Weighted average number of ordinary shares used in basic EPS:	4,952,784,179	315,849,600	4,941,793
Basic and diluted loss per share:
Continuing operations	(0.001)	(0.02)	(1.55)

At a General Meeting on 22 November 2024, shareholders approved the subdivision and redesignation of the Company’s Issued Ordinary Shares of £0.001 each into to one Ordinary Share of £0.00005 each and 19 ‘C’ Deferred Shares of £0.00005 each. The ‘B’ Deferred Shares have limited rights and are effectively valueless. The share sub-division and redesignation did not impact the calculation of the denominator as the number of Issued Ordinary Shares did not change.

During the year the Company issued warrants that were accounted through the Warrant Reserve as detailed in note 22.

The Company has considered the guidance set out in IAS 33 in calculating the denominator in connection with the issuance of Pre-Funded warrants and abeyance shares as disclosed in note 22. Management have recognised the warrants from the date of grant rather than the date of issue of the corresponding Ordinary Shares when calculating the denominator.

The Group has made a loss in the current and previous periods presented, and therefore the options and warrants are anti-dilutive. As a result, diluted loss per share is presented on the same basis as basic loss per share.